FICO Acquires Adeptra
Extends FICO’s Decision Management Applications With Real-Time
Customer Engagement and Risk Intervention
Exhibit 99.2
Confidential. This presentation is provided for the recipient only and cannot be reproduced or shared without Fair Isaac Corporation's express consent.
© 2012 Fair Isaac Corporation.

© 2012 Fair Isaac Corporation. Confidential.
Statement Concerning Forward-Looking Information
Except for historical information contained herein, the statements contained in this presentation that relate to FICO or its business are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the success of the Company’s Decision Management strategy and reengineering plan, the maintenance of its existing relationships and ability to create new relationships with customers and key alliance partners, its ability to continue to develop new and enhanced products and services, its ability to recruit and retain key technical and managerial personnel, competition, regulatory changes applicable to the use of consumer credit and other data, the failure to realize the anticipated benefits of any acquisitions, continuing material adverse developments in global economic conditions, and other risks described from time to time in
FICO’s SEC reports, including its Annual Report on Form 10-K for the year ended
September 30, 2011 and its last quarterly report on Form 10-Q for the period ended June 30, 2012. If any of these risks or uncertainties materializes, FICO’s results could differ materially from its expectations. FICO disclaims any intent or obligation to update these forward-looking statements.

© 2012 Fair Isaac Corporation. Confidential.
What We Are Announcing
• FICO acquires Adeptra
• Adds a leader in cloud-based customer engagement and risk intervention
• Transaction expected to be completed by end of September
• About Adeptra
• Private company founded in 1996 and based in Reading, UK, and Norwalk, CT
• Adeptra’s leading SaaS-based platform enables organizations to assess, decide, act and resolve customer issues in real time
• 50+ marquee clients worldwide across various verticals – e.g., Citi, Barclays, Telstra, Sabre
• Combination expected to offer first full-cycle decision management
•
Businesses can seamlessly turn decisions into actions that improve fraud protection, loss mitigation and customer satisfaction, with clear ROI
• Closed feedback loop reduces risk and improves decision management
• Successful resolutions using real-time, multi-channel dialogue – voice, SMS, mobile application, email – improve customer satisfaction
• FICO will advance clients’
success in the mobile economy by giving businesses the ability to drive every decision and action to successful resolution through voice, SMS, email and mobile apps.
• Immediate synergies with FICO Falcon Fraud Manager and FICO Debt Manager solutions
• Adeptra’ssolutions are complementary to FICO offerings
• Adeptratechnology provides the critical link between smarter decisions and better results
• FICO and Adeptrasolutions enable a complete learning loop, connecting analytics with actions
• Proven ROI at joint customers with FICO Falcon Fraud Manager over past 10 years
• Strong client overlap, with high cross-sell and up-sell potential

Trends Implication
Mobile
Explosion
and New
Consumer
Expectations
Increased choice for
customers increases
complexity in choosing
the right medium of
communication with
customers, depending on
their preference
Batch to
Real-Time
New functionality
requirements for
intercepting and verifying
issues in real-time
Customers expect
immediacy and
convenience
New
Regulations
New regulations, such as
those related to credit
limit increases, force
banks to increase
customer
communications
Industry Trends Driving Need For A
Communications and Risk Intervention Platform
Take action,
then inform
$
$
Seek permission,
then act
• Mobile communications becoming key part of every business’s strategy
• Customer-centricity and real-time responsiveness are common goals
• Adeptra’s solution will become increasingly strategic for FICO clients
• 4 billion mobile subscribers worldwide
• 1.8 billion smart phones
voice
voice
sms
sms
voice
online
online
© 2012 Fair Isaac Corporation. Confidential.

© 2012 Fair Isaac Corporation. Confidential.
FICO and Adeptra Together Offer
Full-Cycle Decision Management
• Adeptra provides the link between smarter decisions and better results
• Full-cycle decision management will reduce risk and increase customer satisfaction
• FICO solutions assess and decide, but
businesses typically rely on manual or
internal systems to act and resolve
• Disconnect impairs results and slows
the evolution of optimal strategies
• FICO + Adeptra solutions complete the
loop, enabling real-time consumer
dialogue, immediate resolution, and a
closed learning loop
Assess Decide Act Resolve
FICO Adeptra / Others
Today
Assess
Decide
Act
Resolve
FICO + Adeptra

© 2012 Fair Isaac Corporation. Confidential.
How Adeptra Solution Works – Card Fraud Scenario
Monitor/
Detect:
Decide: Assess: Act: Resolve:
FICO Fraud
Detection
System
Rule
Rule
Rule

• FICO system
detects possible
card fraud and
engages Adeptra
• Adeptra builds
case,
combining
internal and
external data in
real time
• Determine best
treatment
• Custom rules
guide action; e.g.
platinum-card
holder will
receive specific
treatment
• Based on history,
preferences and
urgency, medium of
communication is
chosen – e.g. voice and
if unsuccessful, SMS
• Consumer contacted
in seconds to verify
activity and unblock
the account
• Results returned to
bank
• Happy customer
continues shopping

How Adeptra Solution Works – Collections Scenario
Bank System
of Record
Monitor/
Detect:
• Customers
become
delinquent
• Batch files
provided to
Adeptra
Decide:
• Customer
specific
treatment
according to
segmentation
• Custom rules
guide action
Assess:
• Adeptra
enriches
customer
information in
real time and
performs
customer
segmentation
Act:
• Based on history,
expected willingness
and ability to engage,
preferences and
urgency, medium of
communication is
chosen
Resolve:
• Results returned to
bank in real time
such as; promise to
pay, payment plan,
or actual payment
made
© 2012 Fair Isaac Corporation. Confidential.

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Financial Highlights
• Consistent revenue growth – 22% revenue CAGR from 2008-2012
• 95%+ recurring revenue from existing applications / new signed applications, providing revenue predictability
• Loyal customer base with negligible customer churn
• SaaS-based business model with leverage for growth in EBITDA
Total Year ended December 30 LTM
2009 2010 2011 2011 2012 6/30/2012
$m - FYE Dec
Risk Management
10.6 13.8 17.9 8.5 11.6 21.0
Credit Management
20.1 16.9 17.7 8.5 10.8 20.0
Marketing Solutions
0.4 0.6 1.1 0.4 1.3 2.0
PSO
1.2 1.7 1.5 0.8 0.7 1.5
Revenues 32.3 33.0 38.2 18.2 24.3 44.4
Total revenue growth (%) 2.4% 15.7% 33.9% 26%
EBITDA 2.8 1.1 2.9 1.1 2.6 4.5
Total EBITDA growth (%) -61% 165.5% 145.8% 141%
6 months ended 6/30
© 2012 Fair Isaac Corporation. Confidential.

Combining FICO decision management with Adeptra’s customer
engagement and risk intervention platform to provide full-cycle decision management
Creating a positive, direct connection between decisions, actions, and results – closing the learning loop
Enabling businesses to move seamlessly from defining, changing, and testing decisions to executing and resolving customer interactions
Providing greater flexibility and agility in resolving risk and securing growth through a SaaS-based offering
Enhancing our clients’ ability to provide a positive customer experience, tailored to the communication and channel preferences of each individual
Accelerating our clients’ success in the fast-growing mobile economy
Supporting it all with a world-class global services and support organization
FICO + Adeptra: A Compelling Combination
© 2012 Fair Isaac Corporation. Confidential.

Confidential. This presentation is provided for the recipient only and cannot be reproduced or shared without Fair Isaac Corporation's express consent.
© 2012 Fair Isaac Corporation.
www.fico.com/adeptra